UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 9, 2006

                      Safety Components International, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

             Delaware                    000-23938               33-0596831
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
          Incorporation)                                  Identification Number)

               41 Stevens Street, Greenville, South Carolina 29605 (Address, Including Zip Code, of Principal Executive Offices)

                                 (864) 240-2600
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      Information regarding changes in the compensation of Stephen B. Duerk and William F. Nelli set forth in Item 5.02 below is incorporated herein by reference. The annual base salary of Vick Crowley, the Company's Treasurer, has been increased from $119,600 to $127,000 effective June 9, 2006.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On June 9, 2006, Brian P. Menezes was terminated from all positions of employment that he held with the Company and its subsidiaries, including the positions of Interim President and Chief Executive Officer and the positions of Vice President and Chief Financial Officer. Effective simultaneously with Mr. Menezes' termination, the Board made the following appointments:

      o Stephen B. Duerk was appointed as the Company's new President. Mr. Duerk (age 64) has served as a Vice President of the Company since June 1998, as President of the Company's North American Automotive Group, a division of the Company, since April 1998, and as President of Safety Components Fabric Technologies, Inc. ("SCFTI"), a wholly-owned subsidiary of the Company, since January 1998. Mr. Duerk will retain his position and duties as the President of the Company's North America Automotive Group.

      o William F. Nelli, the Company's controller, was designated as the officer performing the functions of the Company's principal financial officer and principal accounting officer. Mr. Nelli (age
            36) has been the Company's controller since September 2000.

      The description of Mr. Duerk's employment agreement with the Company set forth under the heading "Employment Agreements" in Item 11 of the Company's 2005 Annual Report on Form 10-K and the information set forth in the last paragraph of Item 13 (Certain Relationships and Related Party Transactions) of such Form 10-K are incorporated herein by reference. In connection with the increase in Mr. Duerk's responsibilities, his annual base salary has been increased from $193,130 to $225,000 effective June 9, 2006.

      Mr. Nelli is party to a Severance Agreement with the Company. Under this agreement, if Mr. Nelli is terminated by the Company other than for Cause, death or Disability within 12 months following a Change of Control (including a termination by Mr. Nelli by reason of a Constructive Termination) (all the foregoing capitalized terms as defined in the severance agreement), Mr. Nelli is entitled to a severance payment equal to three-quarters of his annual base salary in effect at the effective date of termination, payable in nine equal monthly installments following termination. In connection with the increase in Mr. Nelli's responsibilities, his annual base salary has been increased from $104,000 to $115,000 effective June 9, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SAFETY COMPONENTS INTERNATIONAL, INC.


                               By:  /s/ William F. Nelli
                                    -----------------------------------------
                                    William F. Nelli, Controller and
                                    Principal Financial and Accounting Officer

Date:  June 12, 2006